UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

PAXSON COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788

(State or other jurisdiction of incorporation	(Commission File Number	IRS Employer Identification No.

601 Clearwater Park Road, West Palm Beach, FL 33401-6233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 659-4122

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

The following item is furnished as an Exhibit to this Report:

     99.1 Press release dated July 30, 2003 announcing the Registrant’s financial results for the second quarter ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On July 30, 2003, the Registrant announced its financial results for the second quarter ended June 30, 2003. The Registrant has furnished the press release announcing these results as Exhibit 99.1 to this Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXSON COMMUNICATIONS CORPORATION (Registrant)

By: /s/ Thomas E. Severson, Jr.

Thomas E. Severson, Jr. Senior Vice President and Chief Financial Officer

Date: July 30, 2003

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